UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — April 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Global Sector Fund

Semiannual report
4 | 30 | 18

This **global sector fund** invests in stocks of companies in markets around the world.

FUND SYMBOL
CLASS A
PPGAX

Putnam
Global Sector
Fund

Semiannual report
4 | 30 | 18

Consider these risks before investing: Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. An underlying fund may have a policy of concentrating on a limited group of industries and may be non-diversified. Because an underlying fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

June 12, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility for global financial markets, the first half of 2018 has been considerably more challenging. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy. Bond markets have also had a series of ups and downs, due in part to uncertainty surrounding trade policy and the trajectory of U.S. interest rates.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam’s global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from a team of global industry research analysts covering over 1,000 companies. Each underlying Putnam global sector fund is actively managed, which means investments are regularly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

2 Global Sector Fund

Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets have not already factored into stock prices.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/18. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 13.

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Aaron M. Cooper, CFA
Portfolio Manager

Aaron is Chief Investment Officer, Equities. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 2000.

In addition to Aaron, your fund is managed by Samuel Cox and Kathryn B. Lakin.

What was the investing environment for the six-month reporting period ended April 30, 2018?

The global markets were marked by a series of ups and downs during the six-month reporting period. In the early months of the period, as it was throughout 2017, investors worldwide shrugged off geopolitical and macroeconomic risks, embraced equities, and drove markets considerably higher. Improving economic growth and the continuation of a positive trend for corporate profits bolstered investor sentiment. The U.S. tax reform that went into effect in the middle of the fund’s reporting period added to the optimism. This reform includes a reduction in the corporate tax rate to 21% from 35%. This law is widely seen as a near-to medium-term positive factor for earnings of corporations in the United States and provided some impetus to stock performance.

However, there was a spike in volatility across markets during the first quarter of calendar-year 2018, including a U.S. equity market correction that began at the end of January. Investor risk aversion returned after being largely absent from the market for the past two years. This broad market decline was driven primarily by

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Allocations are shown as a percentage of the underlying fund’s net assets as of 4/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/18 and may not equal 100% due to the timing of trade date versus settlement date transactions. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Sector Fund

a more hawkish sounding Federal Reserve [Fed]; inflation concerns; and changes in trade policies, including an escalating tariff dispute with China. The Fed raised rates in December 2017 and again in March 2018, while signaling that it is on track to raise rates at least twice more this year.

Global and U.S. equities — and technology stocks, in particular — were also undermined by user data privacy issues engulfing Facebook and other social media companies. Still, stocks in the United States ended the six-month period higher, with the bellwether S&P 500 Index gaining 3.82%. Growth stocks continued to outperform value stocks, continuing a trend that began in 2017.

How did the fund perform in this environment?

The fund posted a return of 3.23%, slightly underperforming its benchmark, the MSCI World Index [ND], which returned 3.40%.

What underlying stocks helped the fund’s performance?

Walsin Technology [Walsin], a Taiwan-based small-cap manufacturer of passive components, was a strong performer. Walsin benefited from structural growth in the semiconductor industry. The company is primarily exposed to the consumer product industry, which has been undersupplied as tier-one suppliers shift focus to automotive and industrial passive devices (components, such as transformers, that do not require electric power to operate). We believe Walsin is attractively positioned relative to peers.

Amazon, the online retail giant, was a notable contributor despite some volatility resulting from President Trump’s tweets in early April. The tweets focused on Amazon’s relationship with what it pays the U.S. Postal Service and taxes. Amazon reported a very strong quarter, which helped boost profits. The Amazon Web Services (AWS) division grew 49% year-over-year and margins improved. We believe the AWS business will be a key driver over the long term, and the company has room to grow.

O’Reilly Auto Parts [O’Reilly], an American auto parts retailer that caters to professional and “do-it-yourself” customers, was another top performer. O’Reilly is an industry leader in top-and bottom-line growth, with returns driven by what we believe to be superior distribution capabilities and a best-in-class management team. Despite some volatility at the beginning of 2018, O’Reilly reported solid fourth- and first-quarter earnings. It was supported by the cold weather during the winter, which boosted demand in the do-it-yourself segment. Demand from professionals also remained solid. We believe O’Reilly also stands to benefit from the tax reform.

What underlying stocks had a negative effect on performance?

The top detractor was Charter Communications [Charter], a U.S. television, internet, and voice company. The past few quarters have been difficult as Charter added fewer net subscribers than the market expected. The television business lost subscribers, while the high-speed internet segment gained fewer subscribers than the company had anticipated. Earnings before interest, taxes, depreciation, and amortization [EBITDA] margins and free cash flow generation also missed market expectations. Quarterly results disappointed partly due to high capital expenditure relative to revenue. Still, we like the long-term prospects that Charter offers given our favorable risk/reward outlook and potential stock buybacks. We think capital expenditure will taper and profitability will improve. In our view, Charter has pricing power because its internet segment could benefit from “cord cutters” and “cord nevers” subscribing to the high-margin internet service.

Global Sector Fund 7

Another detractor was Kraft Heinz. Weakness throughout 2017 and into 2018 led to a decline in the stock’s price. Organic sales have been in decline, although they have remained in line with consensus. EBITDA margins, however, have missed market expectations. The market has also lowered expectations that the company will engage in a deal [a merger or an acquisition] in the near future. That contributed to a decline in the share price over the past year.

What is your outlook?

The first few months of 2018 have turned out to be more volatile than 2017. The recent market correction helped to remove some froth from stock valuations and is, in our view, more of a return to a normal market environment than a cause for serious concern. We believe global economic growth, strong corporate earnings, and the possibility of accelerated share buybacks driven by repatriation of cash held overseas may help buoy U.S. equity markets.

However, despite strong underlying fundamentals, stock performance may be affected by the trajectory of U.S. interest rates, inflation, and trade policy risks, in our view. We expect the Fed to increase rates at least another two times in 2018 as it pursues a return to more normal interest-rate levels. While inflation has remained subdued, recent wage growth sparked concerns among investors about rising prices. In our view, a much larger challenge for markets in coming months will be the Trump administration’s return to its campaign promises of “America First” trade policies.

In Europe, we expect rate normalization to continue. The European Central Bank’s monetary policy on the whole remains mostly accommodative, in our view. As of the end of the reporting period, about 25% of the portfolio continues to be invested in European equities. Despite some tensions related to Brexit negotiations, the region’s economy has continued to provide a reasonably supportive backdrop for equities.

Thank you, Aaron, for your insights and time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change.

They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the relevant underlying fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings of the fund and the underlying funds are subject to risk.

8 Global Sector Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/31/10)
Before sales charge	102.83%	9.14%	58.84%	9.70%	23.70%	7.35%	13.21%	3.23%
After sales charge	91.17	8.35	49.71	8.41	16.59	5.25	6.70	–2.71
Class B (3/31/10)
Before CDSC	90.89	8.33	52.94	8.87	21.01	6.56	12.30	2.91
After CDSC	90.89	8.33	50.94	8.58	18.01	5.67	7.30	–2.02
Class C (3/31/10)
Before CDSC	91.00	8.33	53.19	8.90	21.09	6.59	12.39	2.97
After CDSC	91.00	8.33	53.19	8.90	21.09	6.59	11.39	1.99
Class M (3/31/10)
Before sales charge	94.85	8.60	55.11	9.18	21.91	6.83	12.58	3.01
After sales charge	88.03	8.13	49.69	8.40	17.64	5.56	8.64	–0.59
Class R (3/31/10)
Net asset value	98.72	8.87	56.85	9.42	22.73	7.07	12.85	3.08
Class Y (3/31/10)
Net asset value	107.10	9.42	60.99	9.99	24.70	7.64	13.54	3.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Global Sector Fund 9

Comparative index returns For periods ended 4/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
MSCI World Index (ND)	105.08%	9.29%	55.81%	9.28%	24.39%	7.55%	13.22%	3.40%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.188		$0.123	$0.129	$0.152		$0.150	$0.209
Capital gains
Long-term gains	0.365		0.365	0.365	0.365		0.365	0.365
Short-term gains	0.008		0.008	0.008	0.008		0.008	0.008
Total	$0.561		$0.496	$0.502	$0.525		$0.523	$0.582
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
10/31/17	$12.25	$13.00	$11.96	$11.94	$12.24	$12.68	$12.24	$12.30
4/30/18	12.08	12.82	11.81	11.79	12.08	12.52	12.09	12.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (3/31/10)
Before sales charge	101.82%	9.17%	62.46%	10.19%	26.18%	8.06%	14.70%	4.08%
After sales charge	90.22	8.37	53.11	8.89	18.92	5.95	8.11	–1.91
Class B (3/31/10)
Before CDSC	89.94	8.35	56.42	9.36	23.45	7.28	13.80	3.69
After CDSC	89.94	8.35	54.42	9.08	20.45	6.40	8.80	–1.28
Class C (3/31/10)
Before CDSC	90.19	8.37	56.68	9.40	23.54	7.30	13.89	3.75
After CDSC	90.19	8.37	56.68	9.40	23.54	7.30	12.89	2.76
Class M (3/31/10)
Before sales charge	94.05	8.64	58.64	9.67	24.45	7.56	14.15	3.86
After sales charge	87.26	8.16	53.09	8.89	20.10	6.29	10.15	0.22
Class R (3/31/10)
Net asset value	97.90	8.91	60.55	9.93	25.29	7.81	14.43	4.01
Class Y (3/31/10)
Net asset value	106.07	9.46	64.66	10.49	27.30	8.38	15.03	4.23

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Global Sector Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year
ended 10/31/17*†	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%
Total annual operating expenses for the
fiscal year ended 10/31/17†	2.23%	2.98%	2.98%	2.73%	2.48%	1.98%
Annualized expense ratio for the
six-month period ended 4/30/18‡	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 1.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/19.

† Restated to reflect current fees.

‡ Excludes the expense ratios of the underlying Putnam funds.

Global Sector Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/17 to 4/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$1.26	$5.03	$5.03	$3.78	$2.52	$0.00
Ending value (after expenses)	$1,032.30	$1,029.10	$1,029.70	$1,030.10	$1,030.80	$1,034.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/18, use the following calculation method. To find the value of your investment on 11/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$1.25	$5.01	$5.01	$3.76	$2.51	$0.00
Ending value (after expenses)	$1,023.55	$1,019.84	$1,019.84	$1,021.08	$1,022.32	$1,024.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Global Sector Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Sector Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2018, Putnam employees had approximately $510,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Global Sector Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Sector Fund 15

The fund’s portfolio 4/30/18 (Unaudited)

	Shares	Value
Global Sector Funds (99.6%)*
Putnam Global Consumer Fund Class Y Ω	259,796	$5,697,321
Putnam Global Financials Fund Class Y Ω	418,125	5,653,049
Putnam Global Health Care Fund Class Y Ω	59,300	3,149,423
Putnam Global Industrials Fund Class Y Ω	136,916	3,031,318
Putnam Global Natural Resources Fund Class Y Ω	187,324	3,111,453
Putnam Global Technology Fund Class Y Ω	126,892	4,769,889
Putnam Global Telecommunications Fund Class Y Ω	44,230	701,050
Putnam Global Utilities Fund Class Y Ω	59,251	798,113
Total global sector funds (cost $25,732,375)		$26,911,616
Fixed Income Funds (0.4%)*
Putnam Government Money Market Fund Class G Ω	118,887	$118,887
Total fixed income funds (cost $118,887)		$118,887

TOTAL INVESTMENTS
Total investments (cost $25,851,262)		$27,030,503

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through April 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification 820 Fair Value Measurements and Disclosures ”.

* Percentages indicated are based on net assets of $27,025,708.

ΩAffiliated Company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Global sector funds	$26,911,616	$—	$—
Fixed income funds	118,887	—	—
Totals by level	$27,030,503	$—	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

16 Global Sector Fund

Statement of assets and liabilities 4/30/18 (Unaudited)

ASSETS
Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $25,851,262)	$27,030,503
Interest and other receivables	12,794
Receivable for shares of the fund sold	74,662
Receivable for investments sold	18,628
Receivable from Manager (Note 2)	46,004
Total assets	27,182,591

LIABILITIES
Payable for investments purchased	16,888
Payable for shares of the fund repurchased	78,795
Payable for distribution fees (Note 2)	7,747
Payable for auditing and tax fees	10,532
Payable for legal fee	18,835
Payable for reports to shareholders	14,153
Other accrued expenses	9,933
Total liabilities	156,883

Net assets	$27,025,708

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$25,366,375
Distributions in excess of net investment income (Note 1)	(339,779)
Accumulated net realized gain on investments (Note 1)	819,871
Net unrealized appreciation of investments	1,179,241
Total — Representing net assets applicable to capital shares outstanding	$27,025,708

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($17,298,967 divided by 1,431,839 shares)	$12.08
Offering price per class A share (100/94.25 of $12.08)*	$12.82
Net asset value and offering price per class B share ($1,269,414 divided by 107,466 shares)**	$11.81
Net asset value and offering price per class C share ($3,543,594 divided by 300,682 shares)**	$11.79
Net asset value and redemption price per class M share ($185,194 divided by 15,332 shares)	$12.08
Offering price per class M share (100/96.50 of $12.08)*	$12.52
Net asset value, offering price and redemption price per class R share
($14,582 divided by 1,206 shares)	$12.09
Net asset value, offering price and redemption price per class Y share
($4,713,957 divided by 388,431 shares)	$12.14

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 17

Statement of operations Six months ended 4/30/18 (Unaudited)

INVESTMENT INCOME
Income distributions from underlying Putnam Fund shares (Note 5)	$225,764
Total investment income	225,764

EXPENSES
Distribution fees (Note 2)	47,391
Reports to shareholders	9,259
Auditing and tax fees	10,382
Legal	9,045
Registration fees	35,175
Other	7,445
Fees waived and reimbursed by Manager (Note 2)	(71,306)
Total expenses	47,391

Expense reduction (Note 2)	—
Net expenses	47,391

Net investment income	178,373

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Underlying Putnam Fund shares (Notes 1 and 3)	540,632
Capital gain distribution from underlying Putnam Fund shares (Note 5)	922,579
Total net realized gain	1,463,211
Change in net unrealized appreciation (depreciation) on:
Underlying Putnam Fund shares	(807,613)
Total change in net unrealized depreciation	(807,613)

Net gain on investments	655,598

Net increase in net assets resulting from operations	$833,971

The accompanying notes are an integral part of these financial statements.

18 Global Sector Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/18*	Year ended 10/31/17
Operations
Net investment income	$178,373	$58,434
Net realized gain on underlying Putnam Fund shares	1,463,211	813,083
Net unrealized appreciation (depreciation) of underlying
Putnam Fund shares	(807,613)	2,167,893
Net increase in net assets resulting from operations	833,971	3,039,410
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(253,544)	(52,542)
Class B	(13,281)	(1,666)
Class C	(39,108)	(4,257)
Class M	(2,625)	(182)
Class R	(173)	(115)
Class Y	(75,672)	(26,354)
Net realized short-term gain on investments
Class A	(10,789)	—
Class B	(864)	—
Class C	(2,425)	—
Class M	(138)	—
Class R	(9)	—
Class Y	(2,897)	—
From net realized long-term gain on investments
Class A	(492,253)	(69,491)
Class B	(39,410)	(6,664)
Class C	(110,653)	(11,834)
Class M	(6,305)	(2,296)
Class R	(422)	(203)
Class Y	(132,154)	(29,401)
Increase from capital share transactions (Note 4)	1,201,205	16,181,309
Total increase in net assets	852,454	19,015,714

NET ASSETS
Beginning of period	26,173,254	7,157,540
End of period (including distributions in excess of net
investment income of $339,779 and $133,749, respectively)	$27,025,708	$26,173,254

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 19

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
April 30, 2018**	$12.25	.09	.30	.39	(.19)	(.37)	(.56)	—	$12.08	3.23*	$17,299	.12*	.71*	15*
October 31, 2017	10.16	.05	2.32	2.37	(.12)	(.16)	(.28)	—	12.25	23.98	16,552.25		.45	50
October 31, 2016	11.48	(.01)	(.04)	(.05)	(.04)	(1.23)	(1.27)	—	10.16	(.14)	4,111.25		(.13)	44
October 31, 2015	12.69	.07	.19	.26	(.47)	(1.00)	(1.47)	—	11.48	2.31	3,743.25		.63	51[f]
October 31, 2014	12.44	.02	.97	.99	(.26)	(.48)	(.74)	—	12.69	8.11	3,198.25		.15	34[f]
October 31, 2013	10.32	.06	2.64	2.70	(.10)	(.48)	(.58)	—[h]	12.44	27.56	2,257.25		.56	32[f]
Class B
April 30, 2018**	$11.96	.04	.30	.34	(.12)	(.37)	(.49)	—	$11.81	2.91*	$1,269	.50*	.36*	15*
October 31, 2017	9.92	(.03)	2.27	2.24	(.04)	(.16)	(.20)	—	11.96	23.03	1,302	1.00	(.26)	50
October 31, 2016	11.27	(.09)	(.03)	(.12)	—	(1.23)	(1.23)	—	9.92	(.87)	430	1.00	(.88)	44
October 31, 2015	12.50	(.01)	.17	.16	(.39)	(1.00)	(1.39)	—	11.27	1.47	465	1.00	(.10)	51[f]
October 31, 2014	12.29	(.07)	.97	.90	(.21)	(.48)	(.69)	—	12.50	7.39	420	1.00	(.56)	34[f]
October 31, 2013	10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	—[h]	12.29	26.46	287	1.00	(.39)	32[f]
Class C
April 30, 2018**	$11.94	.04	.31	.35	(.13)	(.37)	(.50)	—	$11.79	2.97*	$3,544	.50*	.32*	15*
October 31, 2017	9.92	(.05) [e]	2.29	2.24	(.06)	(.16)	(.22)	—	11.94	23.05	3,668	1.00	(.43) [e]	50
October 31, 2016	11.28	(.09)	(.04)	(.13)	—	(1.23)	(1.23)	—	9.92	(.96)	673	1.00	(.88)	44
October 31, 2015	12.52	(.02)	.19	.17	(.41)	(1.00)	(1.41)	—	11.28	1.52	796	1.00	(.17)	51[f]
October 31, 2014	12.30	(.08)	.97	.89	(.19)	(.48)	(.67)	—	12.52	7.33	663	1.00	(.61)	34[f]
October 31, 2013	10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	—[h]	12.30	26.57	362	1.00	(.16)	32[f]
Class M
April 30, 2018**	$12.24	.06	.30	.36	(.15)	(.37)	(.52)	—	$12.08	3.01*	$185	.37*	.52*	15*
October 31, 2017	10.09	.10[e]	2.22	2.32	(.01)	(.16)	(.17)	—	12.24	23.41	188.75		.86[e]	50
October 31, 2016	11.42	(.06)	(.04)	(.10)	—	(1.23)	(1.23)	—	10.09	(.66)	148.75		(.59)	44
October 31, 2015	12.63	(.07) [g]	.27	.20	(.41)	(1.00)	(1.41)	—	11.42	1.77	702.75		(.64) [g]	51[f]
October 31, 2014	12.38	(.04)	.97	.93	(.20)	(.48)	(.68)	—	12.63	7.63	22.75		(.31)	34[f]
October 31, 2013	10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	—[h]	12.38	26.86	19.75		.05	32[f]
Class R
April 30, 2018**	$12.24	.07	.30	.37	(.15)	(.37)	(.52)	—	$12.09	3.08*	$15	.25*	.59*	15*
October 31, 2017	10.14	.09[e]	2.26	2.35	(.09)	(.16)	(.25)	—	12.24	23.75	14.50		.81[e]	50
October 31, 2016	11.45	(.04)	(.03)	(.07)	(.01)	(1.23)	(1.24)	—	10.14	(.42)	13.50		(.37)	44
October 31, 2015	12.66	.05	.18	.23	(.44)	(1.00)	(1.44)	—	11.45	2.04	17.50		.40	51[f]
October 31, 2014	12.41	(.01)	.97	.96	(.23)	(.48)	(.71)	—	12.66	7.85	17.50		(.06)	34[f]
October 31, 2013	10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	—[h]	12.41	27.18	15.50		.35	32[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

20 Global Sector Fund	Global Sector Fund 21

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class Y
April 30, 2018**	$12.30	.10	.32	.42	(.21)	(.37)	(.58)	—	$12.14	3.47*	$4,714	— *	.84*	15*
October 31, 2017	10.20	.09	2.32	2.41	(.15)	(.16)	(.31)	—	12.30	24.26	4,449	—	.81	50
October 31, 2016	11.52	.01	(.03)	(.02)	(.07)	(1.23)	(1.30)	—	10.20	.10	1,783	—	.12	44
October 31, 2015	12.73	.12[g]	.17	.29	(.50)	(1.00)	(1.50)	—	11.52	2.55	1,970	—	1.04[g]	51[f]
October 31, 2014	12.47	.05	.97	1.02	(.28)	(.48)	(.76)	—	12.73	8.37	4,039	—	.40	34[f]
October 31, 2013	10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	—[h]	12.47	27.90	3,212	—	.57	32[f]

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of average net assets
April 30, 2018	0.26%
October 31, 2017	2.15
October 31, 2016	1.60
October 31, 2015	1.33
October 31, 2014	1.27
October 31, 2013	0.98

e The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

f Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following:

Portfolio turnover %
October 31, 2015	57%
October 31, 2014	39
October 31, 2013	52

g The net investment income and per share amount shown for the period ending October 31, 2015, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into class M and the timing of redemptions out of class Y.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

22 Global Sector Fund	Global Sector Fund 23

Notes to financial statements 4/30/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through April 30, 2018.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. Each underlying fund is a non-diversified fund (other than Putnam Global Financials Fund, which currently operates as a diversified fund) concentrating in the market sector specified in its name, and each invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Each underlying fund may invest in emerging markets, use derivatives, such as futures, options, foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and engage in short sales of securities. Putnam Management seeks to rebalance the fund’s allocations monthly to remain in alignment with the index. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

These financial statements report on the fund, which may invest in certain Putnam funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Government Money Market Fund, which is a diversified fund; Putnam Global Financials Fund, which is currently operating as a diversified fund along with the following non-diversified funds: Putnam Global Consumer Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Global Utilities Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

24 Global Sector Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $133,750 to its fiscal year ending October 31, 2018, a portion of which could be subject to limitations imposed by the Code, of late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and October 31, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and October 31, 2017.

The aggregate identified cost on a tax basis is $26,486,435, resulting in gross unrealized appreciation and depreciation of $924,853 and $380,785, respectively, or net unrealized appreciation of $544,068.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications

Global Sector Fund 25

are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) through February 28, 2019. During the reporting period, the fund’s expenses were reduced by $71,306 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$21,377
Class B	1.00%	1.00%	6,494
Class C	1.00%	1.00%	18,722
Class M	1.00%	0.75%	762
Class R	1.00%	0.50%	36
Total			$47,391

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,565 and $10 from the sale of class A and class M shares, respectively, and received $542 and $170 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $5,090,193 and $3,967,894, respectively.

26 Global Sector Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	144,422	$1,770,280	254,329	$2,831,664
Shares issued in connection with
reinvestment of distributions	61,486	736,603	11,850	120,746
Shares issued in connection with the
merger of Putnam Global Dividend Fund	—	—	957,405	10,942,753
	205,908	2,506,883	1,223,584	13,895,163
Shares repurchased	(125,713)	(1,543,194)	(276,727)	(3,149,204)
Net increase	80,195	$963,689	946,857	$10,745,959

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	3,396	$41,141	14,697	$155,876
Shares issued in connection with
reinvestment of distributions	4,496	52,830	801	8,029
Shares issued in connection with the
merger of Putnam Global Dividend Fund	—	—	66,486	744,508
	7,892	93,971	81,984	908,413
Shares repurchased	(9,264)	(110,811)	(16,529)	(182,066)
Net increase (decrease)	(1,372)	$(16,840)	65,455	$726,347

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	38,567	$463,523	87,931	$961,572
Shares issued in connection with
reinvestment of distributions	12,983	152,163	1,608	16,080
Shares issued in connection with the
merger of Putnam Global Dividend Fund	—	—	189,634	2,119,844
	51,550	615,686	279,173	3,097,496
Shares repurchased	(57,941)	(689,224)	(39,928)	(449,617)
Net increase (decrease)	(6,391)	$(73,538)	239,245	$2,647,879

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	3,918	$48,336	6,322	$71,046
Shares issued in connection with
reinvestment of distributions	756	9,068	242	2,478
Shares issued in connection with the
merger of Putnam Global Dividend Fund	—	—	10,835	123,996
	4,674	57,404	17,399	197,520
Shares repurchased	(4,727)	(58,054)	(16,697)	(179,583)
Net increase (decrease)	(53)	$(650)	702	$17,937

Global Sector Fund 27

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	51	604	31	318
	51	604	31	318
Shares repurchased	—	—	(117)	(1,265)
Net increase (decrease)	51	$604	(86)	$(947)

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	59,006	$734,151	149,171	$1,663,869
Shares issued in connection with
reinvestment of distributions	17,423	209,601	5,458	55,723
Shares issued in connection with the
merger of Putnam Global Dividend Fund	—	—	181,528	2,082,549
	76,429	943,752	336,157	3,802,141
Shares repurchased	(49,590)	(615,812)	(149,351)	(1,758,007)
Net increase	26,839	$327,940	186,806	2,044,134

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	1,206	100.00%	$14,582

At the close of the reporting period, a shareholder of record owned 6.2% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

							Change in
							unrealized	Shares
	Fair value as			Investment	Capital gain	Realized gain	appreciation	outstanding as	Fair value as
Name of affiliates	of 10/31/17	Purchase cost	Sale proceeds	income	distributions	(loss)	(depreciation)	of 4/30/18	of 4/30/18
Putnam Global Consumer Fund Class Y	$5,483,819	$1,004,304	$847,178	$48,333	$120,957	$103,405	$(47,029)	259,796	$5,697,321
Putnam Global Financials Fund Class Y	5,489,885	884,242	788,211	91,779	—	155,738	(88,605)	418,125	5,653,049
Putnam Global Health Care Fund Class Y	3,106,503	840,446	384,534	23,505	414,672	(2,547)	(410,445)	59,300	3,149,423
Putnam Global Industrials Fund Class Y	3,027,672	499,182	466,939	20,778	109,582	78,998	(107,595)	136,916	3,031,318
Putnam Global Natural Resources Fund Class Y	2,940,938	654,634	518,779	27,612	—	13,862	20,798	187,324	3,111,453
Putnam Global Technology Fund Class Y	4,422,161	910,430	589,804	—	277,368	166,497	(139,395)	126,892	4,769,889
Putnam Global Telecommunications Fund Class Y	746,421	119,079	171,748	3,815	—	11,062	(3,764)	44,230	701,050
Putnam Global Utilities Fund Class Y	821,687	120,828	126,441	9,348	—	13,617	(31,578)	59,251	798,113
Putnam Government Money Market Fund Class G	136,099	57,048	74,260	594	—	—	—	118,887	118,887
Totals	$26,175,185	$5,090,193	$3,967,894	$225,764	$922,579	$540,632	$(807,613)		$27,030,503

28 Global Sector Fund	Global Sector Fund 29

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds’ investments and are available upon request.

Note 7: Acquisition of Putnam Global Dividend Fund

On June 19, 2017, the fund issued 957,405, 66,486, 189,634, 10,835 and 181,528 class A, class B, class C, class M and class Y shares, respectively, for 1,060,420, 72,556, 206,759, 12,026 and 201,617 class A, class B, class C, class M and class Y shares of Putnam Global Dividend Fund to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds that provided investment exposure to similar types of securities through their respective investment strategies. At June 16, 2017, the investment portfolio of Putnam Global Dividend Fund was a fair value of no monies and an identified cost of no monies. The net assets of the fund and Putnam Global Dividend Fund on June 16, 2017, were $10,098,937 and $16,013,650, respectively. On June 16, 2017, Putnam Global Dividend Fund had distributions in excess of net investment income of $124,529, accumulated net realized (loss) of $131,493 and unrealized (depreciation) of no monies. The aggregate net assets of the fund immediately following the acquisition were $26,112,587.

Assuming the acquisition had been completed on November 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment Income	$239,977
Net gain on investments	$3,251,450
Net increase in net assets resulting from operations	$3,491,427

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Global Dividend Fund that have been included in the fund’s Statement of operations for the current fiscal period.

30 Global Sector Fund

Shareholder meeting results (Unaudited)

On November 16, 2017 a proposal to approve an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer was approved as follows:

Votes for	Votes against	Abstentions
1,023,538	44,221	69,089

Global Sector Fund 31

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Consumer Fund	Mortgage Securities Fund
Global Financials Fund	Short Duration Income Fund
Global Health Care Fund
Global Industrials Fund	Tax-free Income
Global Natural Resources Fund	AMT-Free Municipal Fund
Global Sector Fund	Intermediate-Term Municipal Income Fund
Global Technology Fund	Short-Term Municipal Income Fund
Global Telecommunications Fund	Tax Exempt Income Fund
Global Utilities Fund	Tax-Free High Yield Fund

Growth	State tax-free income funds‡ :
Growth Opportunities Fund	California, Massachusetts, Minnesota,
International Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Growth Fund
Sustainable Future Fund
Sustainable Leaders Fund

32 Global Sector Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Sector Fund 33

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

34 Global Sector Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Global Sector Fund 35

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

36 Global Sector Fund

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA730 311193 6/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 29, 2018